EXHIBIT 99.2

ASSIGNMENT AGREEMENT

THIS AGREEMENT effective as of the 21st day of November, 2005.

BETWEEN:

HEARTLAND OIL & GAS CORP.
1925 – 200 Burrard Street
Vancouver, BC V6C 3L6
(the “Assignor”)

AND:

TEXOLA ENERGY CORPORATION
206 – 475 Howe Street
Vancouver, BC V6C 2B3
(the “Assignee”)

WHEREAS:

A.           The Assignor holds an interest under certain oil and gas leases which are set out and attached hereto as Exhibits 1 to 23 of Schedule A (collectively, the “Leases”);

B.           The Leases may be assigned by the Assignor without the consent of any party; and

C.           The Assignor wishes to assign, and the Assignee wishes to assume, all of the Assignor’s right, title, interest and obligation in the Leases based on the terms and conditions set out herein.

NOW THEREFORE in consideration of the premises and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.            Assignment. The Assignor hereby assigns, and the Assignee hereby assumes, any and all right, title, interest and obligation set out in the Leases and the Assignee further agrees to be bound by the terms and conditions of the Leases as if it were an original signatory thereto (the “Assignment”).

2.            Consideration. In consideration for the Assignment, the Assignee agrees to pay $25,200 to the Assignor within five (5) Business Days of the effective date of this Agreement to an account in the name of the Assignor and as specified by the Assignor.

3.            Effect of Assignment. Except as amended by this Agreement, the parties hereto acknowledge that the Leases remain in full force and effect.

4.	Representations of Assignor. The Assignor hereby represents and covenants that:
(a)	the Assignor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;
(b)

the Assignor has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement to be signed by the Assignor and to perform its obligations hereunder and to consummate the transactions contemplated hereby;

(c)

to the best knowledge of the Assignor, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or threatened against any of the Leases or against the Assignor as holder of such Leases that, if adversely resolved or determined, would have a material adverse effect on any of the Leases or the value thereof; and

(d)

neither the execution, delivery and performance of this Agreement, nor the consummation of the Assignment will conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any material obligation contained in or the loss of any material benefit under, or result in the creation of any material lien, claim, security interest, charge or encumbrance upon any of the Leases.

5.	Representations of Assignee. The Assignee hereby represents and covenants that:
(a)	the Assignee is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; and
(b)

the Assignee has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement to be signed by the Assignee and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

6.            Entire Agreement. This Agreement constitutes the whole agreement between the parties in respect of the Assignment contemplated hereby and there are no warranties, representations, terms, conditions, or collateral agreements expressed or implied, statutory or otherwise, other then expressly set forth in this Agreement.

7.            All Further Acts. Each of the parties hereto will do any and all such acts and will execute any and all such documents as may reasonably be necessary from time to time to give full force and effect to the provisions and intent of this Agreement.

8.            Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the province of British Columbia, Canada, and the parties hereby attorn to the jurisdiction of the courts of competent jurisdiction of the province of British Columbia in any proceeding hereunder.

9.            Schedules. The schedules and exhibits are attached to this Agreement and are incorporated herein.

10.          Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.	Currency. All funds included in this Agreement are stated in United States dollars.

12.          Survival. Each party is entitled to rely on the representations and warranties of the other party and all such representations and warranties will be effective regardless of any investigation that the party has undertaken of failed to undertake. The representations and warranties will survive the effective date of this Agreement and continue in full force and effect until six (6) months after the effective date of this Agreement.

13.          Successors and Assigns. This Agreement will enure to the benefit of, and be binding upon, the Assignor and the Assignee and their respective successors and assigns.

14.          Further Assignment. The Assignee may further assign all of its right, title, interest and obligation under any of the Leases to any party without the consent of the Assignor.

15.          Notice. All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if: (i) sent by personal delivery; (ii) faxed with electronic confirmation of delivery; or (iii) sent by internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the address set out on the first page of this Agreement (or at such other address for a party as will be specified by like notice). All such notices and other communications will be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;
(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;
(c)	in the case of delivery by internationally-recognized express courier, on the Business Day following dispatch; and
(d)	in the case of mailing, on the fifth Business Day following mailing.

16.          Meaning of “Business Day”. For the purposes of this Agreement, the term “Business Day” means any day other than a Saturday, Sunday, public holiday under the laws of the province of British Columbia or other day on which banking institutions are authorized or obligated to close in the province of British Columbia.

17.          Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

18.          Counterparts and Electronic Means. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the day and year first written above.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

HEARTLAND OIL & GAS CORP.

Per:

/s/ Richard Coglon

Authorized Signatory

TEXOLA ENERGY CORPORATION

Per:

/s/ Thornton Donaldson

Authorized Signatory

Schedule A

Leases

Exhibit	Lease Number	Land Description	Gross Acre
1	584-1	Township 1 South, Range 16 East, 6th P.M. Section 28: SE/4SE/4, N/2SE/4 Section 33: E/2NW/4	200.00
2	584-54	Township 1 South, Range 16 East, 6th P.M. Section 26: SW/4SW/4 Section 29: NW/4NW/4 Section 30: E/2NE/4 less a Tr. Section 35: NE/4NE/4	197.40
3	584-71	Township 1 South, Range 16 East, 6th P.M. Section 5: Tr. in S/2 Section 8: E/2SE/4 Section 17: NE/4 and E. 60 of SE/4 Section 22: SE/4 less a Tr. Section 26: NW/4SW/4 Section 27: SE/4 Section 34: NE/NW/4 Township 1 South, Range 17 East, 6th P.M. Section 22: NW/4 Township 2 South, Range 16 East, 6th P.M. Section 2: W/2SW/4 Section 3: S/2NE/4, N/2SE/4, less a Tr. and Pt. of NE/4 Section 10: NE/4 Section 14: E/2NW/4 Section 15: W/2NW/4	1517.76
4	584-82	Township 1 South, Range 16 East, 6th P.M. Section 23: S/2SE/4 Section 26: SE/4 Township 2 South, Range 16 East, 6th P.M. Section 2: NW/4 Section 3: Tr. in NE/4	436.22
5	584-82A	Township 1 South, Range 16 East, 6th P.M. Section 23: S/2SE/4 Section 26: SE/4 Township 2 South, Range 16 East, 6th P.M. Section 2: NW/4 Section 3: Tr. in NE/4	[436.22]

6	584-92	Township 1 South, Range 16 East, 6th P.M. Section 16: SW/4 less a Tr Section 33: E/2 less 5 tr. Section 35: SW/4, S/2NW/4, W/2SE/4, SE/4SE/4 less a Tr. Township 2 South, Range 16 East, 6th P.M. Section 2: SE/4, S/2NE/4 less RR ROW Section 4: W/2NE/4, E/2NW/4, NE/4NE/4 Section 14: E/2 less a Tr.	1419.28
7	584-93	Township 2 South, Range 16 East, 6th P.M. Section 3: S. 85.55 ac. of SW/4	85.55
8	584-94	Township 2 South, Range 16 East, 6th P.M. Section 4: W/2W/2	160.00
9	584-95	Township 2 South, Range 16 East, 6th P.M. Section 2: frc. N/2NE/4	80.60
10	584-96C	Township 1 South, Range 16 East, 6th P.M. Section 34: SW/4 N. RR	[145.00]
11	584-96E	Township 1 South, Range 16 East, 6th P.M. Section 34: SW/4 N. RR	[145.00]
12	584-105A	Township 1 South, Range 16 East, 6th P.M. Section 9: NW/4 Section 28: S/2NW/4, N/2NW/4	160.00 [160.00]
13	584-146	Township 1 South, Range 16 East, 6th P.M. Section 35: N/2NW/4 less a Tr., Tr. In S/2NE/4	101.48
14	584-147	Township 1 South, Range 16 East, 6th P.M. Section 35: NE/4SE/4, S?2NE/4 less a Tr.	93.00
15	584-168	Township 2 South, Range 16 East, 6th P.M. Section 4: SE/4NE/4 Section 9: W/2NW/4	120.00
16	584-170	Township 1 South, Range 16 East, 6th P.M. Section 34: W/2NW/4 Township 2 South, Range 17 East, 6th P.M. Section 15: SE/4 less a Tr.	236.58
17	584-186	Township 2 South, Range 16 East, 6th P.M. Section 4: E/2SW/4 Section 5: N/2NW/4	159.84
18	584-197	Township 1 South, Range 16 East, 6th P.M. Section 34: SE/4NW/4	40.00
19	584-197A	Township 1 South, Range 16 East, 6th P.M. Section 34: SE/4NW/4	[40.00]
20	584-204	Township 1 South, Range 16 East, 6th P.M. Section 33: Tr. In SE/4, MB	110.45
21	584-213	Township 2 South, Range 16 East, 6th P.M. Section 4: SE/4 Section 9: N/2NE/4	240.00
22	584-231	Township 2 South, Range 16 East, 6th P.M. Section 2: E/2SW/4	80.00
23	584-232	Township 1 South, Range 16 East, 6th P.M. Section 35: NW/4NE/4 less a Tr. M/B	36.33

Exhibit 1 to Schedule A

Exhibit 2 to Schedule A

Exhibit 3 to Schedule A

Exhibit 4 to Schedule A

Exhibit 5 to Schedule A

Exhibit 6 to Schedule A

Exhibit 7 to Schedule A

Exhibit 8 to Schedule A

Exhibit 9 to Schedule A

Exhibit 10 to Schedule A

Exhibit 11 to Schedule A

Exhibit 12 to Schedule A

Exhibit 13 to Schedule A

Exhibit 14 to Schedule A

Exhibit 15 to Schedule A

Exhibit 16 to Schedule A

Exhibit 17 to Schedule A

Exhibit 18 to Schedule A

Exhibit 19 to Schedule A

Exhibit 20 to Schedule A

Exhibit 21 to Schedule A

Exhibit 22 to Schedule A

Exhibit 23 to Schedule A